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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS



     We consent to the references to our Reserve Report prepared for TransTexas Gas Corporation, and to our name in TransAmerican Energy Corporation's Annual Report on Form 10-K/A for the fiscal year ended January 31, 1997 in the form and context in which they appear.



                                        NETHERLAND, SEWELL & ASSOCIATES, INC.



Houston, Texas


May 7, 1997